AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Third Quarter		Percent	Nine-Month Period		Percent
	2021	2020	Change	2021	2020	Change
Operating Revenues
Service	$34,843	$37,782	(7.8)%	$112,303	$113,716	(1.2)%
Equipment	5,079	4,558	11.4%	15,603	12,353	26.3%
Total Operating Revenues	39,922	42,340	(5.7)%	127,906	126,069	1.5%

Operating Expenses
Cost of revenues
Equipment	5,427	4,552	19.2%	16,324	12,622	29.3%
Broadcast, programming and operations	4,750	6,912	(31.3)%	19,891	19,555	1.7%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	7,649	8,375	(8.7)%	23,797	24,833	(4.2)%
Selling, general and administrative	9,207	9,266	(0.6)%	27,950	27,857	0.3%
Asset impairments and abandonments	161	73	—%	4,716	2,515	87.5%
Depreciation and amortization	5,619	7,030	(20.1)%	17,189	21,537	(20.2)%
Total Operating Expenses	32,813	36,208	(9.4)%	109,867	108,919	0.9%
Operating Income	7,109	6,132	15.9%	18,039	17,150	5.2%
Interest Expense	1,667	1,972	(15.5)%	5,221	6,031	(13.4)%
Equity in Net Income (Loss) of Affiliates	91	5	—%	184	(11)	—%
Other Income (Expense) — Net	2,279	(231)	—%	7,499	1,589	—%
Income Before Income Taxes	7,812	3,934	98.6%	20,501	12,697	61.5%
Income Tax Expense	1,539	766	—%	4,412	3,003	46.9%
Net Income	6,273	3,168	98.0%	16,089	9,694	66.0%
Less: Net Income Attributable to Noncontrolling Interest	(355)	(352)	(0.9)%	(1,051)	(987)	(6.5)%
Net Income Attributable to AT&T	$5,918	$2,816	—%	$15,038	$8,707	72.7%
Less: Preferred Stock Dividends	(50)	(54)	7.4%	(156)	(138)	(13.0)%
Net Income Attributable to Common Stock	$5,868	$2,762	—%	$14,882	$8,569	73.7%

Basic Earnings Per Share Attributable to Common Stock	$0.82	$0.39	—%	$2.07	$1.19	73.9%
Weighted Average Common Shares Outstanding (000,000)	7,171	7,147	0.3%	7,167	7,160	0.1%
Diluted Earnings Per Share Attributable to Common Stock	$0.82	$0.39	—%	$2.07	$1.19	73.9%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,202	7,173	0.4%	7,197	7,186	0.2%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Sep. 30,	Dec. 31,
	2021	2020
Assets
Current Assets
Cash and cash equivalents	$21,270	$9,740
Accounts receivable – net of related allowances for credit loss of $806 and $1,221	16,304	20,215
Inventories	3,088	3,695
Prepaid and other current assets	16,568	18,358
Total current assets	57,230	52,008
Noncurrent Inventories and Theatrical Film and Television Production Costs	17,811	14,752
Property, Plant and Equipment – Net	124,419	127,315
Goodwill	133,663	135,259
Licenses – Net	112,423	93,840
Trademarks and Trade Names – Net	22,097	23,297
Distribution Networks – Net	12,408	13,793
Other Intangible Assets – Net	12,338	15,386
Investments in and Advances to Equity Affiliates	8,629	1,780
Operating Lease Right-Of-Use Assets	24,341	24,714
Other Assets	21,748	23,617
Total Assets	$547,107	$525,761
Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$23,755	$3,470
Note payable to DIRECTV	1,180	—
Accounts payable and accrued liabilities	47,926	50,051
Advanced billings and customer deposits	4,991	6,176
Dividends payable	3,749	3,741
Total current liabilities	81,601	63,438
Long-Term Debt	155,406	153,775
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	63,405	60,472
Postemployment benefit obligation	14,158	18,276
Operating lease liabilities	21,510	22,202
Other noncurrent liabilities	29,466	28,358
Noncurrent note payable to DIRECTV	258	—
Total deferred credits and other noncurrent liabilities	128,797	129,308
Stockholders’ Equity
Preferred stock	—	—
Common stock	7,621	7,621
Additional paid-in capital	130,035	130,175
Retained earnings	41,091	37,457
Treasury stock	(17,319)	(17,910)
Accumulated other comprehensive income	2,343	4,330
Noncontrolling interest	17,532	17,567
Total stockholders’ equity	181,303	179,240
Total Liabilities and Stockholders’ Equity	$547,107	$525,761

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Nine-Month Period
	2021	2020
Operating Activities
Net income	$16,089	$9,694
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	17,189	21,537
Amortization of film and television costs	8,421	6,448
Distributed (undistributed) earnings from investments in equity affiliates	102	108
Provision for uncollectible accounts	858	1,611
Deferred income tax expense	3,187	2,248
Net (gain) loss on investments, net of impairments	(965)	(689)
Pension and postretirement benefit expense (credit)	(2,870)	(2,245)
Actuarial (gain) loss on pension and postretirement benefits	(3,021)	63
Asset impairments and abandonments	4,716	2,515
Changes in operating assets and liabilities:
Receivables	57	2,321
Other current assets, inventories and theatrical film and television production costs	(11,928)	(7,836)
Accounts payable and other accrued liabilities	(2,254)	(4,905)
Equipment installment receivables and related sales	715	(148)
Deferred customer contract acquisition and fulfillment costs	316	453
Postretirement claims and contributions	(425)	(409)
Other - net	516	2,282
Total adjustments	14,614	23,354
Net Cash Provided by Operating Activities	30,703	33,048

Investing Activities
Capital expenditures	(12,696)	(13,283)
Acquisitions, net of cash acquired	(23,533)	(1,215)
Dispositions	9,086	428
Other - net	(190)	344
Net Cash Used in Investing Activities	(27,333)	(13,726)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	630	(17)
Issuance of other short-term borrowings	17,476	9,440
Repayment of other short-term borrowings	(2,448)	(7,710)
Issuance of long-term debt	9,931	31,987
Repayment of long-term debt	(1,653)	(37,583)
Note payable to DIRECTV, net of payments of $361	1,439	—
Payment of vendor financing	(4,013)	(1,965)
Issuance of preferred stock	—	3,869
Purchase of treasury stock	(191)	(5,483)
Issuance of treasury stock	89	88
Issuance of preferred interests in subsidiaries	—	1,979
Dividends paid	(11,319)	(11,215)
Other - net	(1,776)	(5,158)
Net Cash Provided by (Used in) Financing Activities	8,165	(21,768)
Net increase (decrease) in cash and cash equivalents and restricted cash	11,535	(2,446)
Cash and cash equivalents and restricted cash beginning of year	9,870	12,295
Cash and Cash Equivalents and Restricted Cash End of Period	$21,405	$9,849

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	Third Quarter		Percent	Nine-Month Period			Percent
	2021	2020	Change	2021	2020		Change
Capital expenditures
Purchase of property and equipment	$4,666	$3,819	22.2%	$12,564	$13,191		(4.8)%
Interest during construction - capital expenditures	38	32	18.8%	132	92		43.5%
Total Capital Expenditures	$4,704	$3,851	22.2%	$12,696	$13,283		(4.4)%

Acquisition, net of cash acquired
Business acquisitions	$(26)	$25	—%	$—	$153		—%
Spectrum acquisitions	131	16	—%	23,017	1,062		—%
Interest during construction - spectrum	259	—	—%	516	—		—%
Total Acquisitions	$364	$41	—%	$23,533	$1,215		—%

Cash Paid for Programming and Produced Film/TV Content	$4,766	$3,062	55.6%	$14,562	$10,281		41.6%

Dividends Declared per Common Share	$0.52	$0.52	—%	$1.56	$1.56		—%

End of Period Common Shares Outstanding (000,000)				7,140	7,125		0.2%
Debt Ratio				49.7%	44.9%	480	BP
Total Employees				214,840	234,630		(8.4)%

COMMUNICATIONS SEGMENT

The Communications segment provides wireless and wireline telecom and broadband services to consumers located in the U.S. and businesses globally. The Communications segment contains three reporting units: Mobility, Business Wireline, and Consumer Wireline.

Results have been recast to remove the Video business, instead reporting those results in Corporate and Other.

Segment Results
Dollars in millions
Unaudited	Third Quarter		Percent	Nine-Month Period		Percent
	2021	2020	Change	2021	2020	Change
Segment Operating Revenues
Mobility	$19,138	$17,894	7.0%	$57,108	$52,445	8.9%
Business Wireline	5,938	6,261	(5.2)%	18,036	18,832	(4.2)%
Consumer Wireline	3,142	3,040	3.4%	9,380	9,202	1.9%
Total Segment Operating Revenues	28,218	27,195	3.8%	84,524	80,479	5.0%

Segment Operating Contribution
Mobility	5,955	5,691	4.6%	17,959	17,284	3.9%
Business Wireline	985	1,184	(16.8)%	3,093	3,567	(13.3)%
Consumer Wireline	183	189	(3.2)%	776	1,102	(29.6)%
Total Segment Operating Contribution	$7,123	$7,064	0.8%	$21,828	$21,953	(0.6)%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				September 30,		Percent
				2021	2020	Change
Broadband Connections
Broadband				15,050	14,761	2.0%
DSL				460	614	(25.1)%
Total Broadband Connections				15,510	15,375	0.9%

Voice Connections
Retail Consumer Switched Access Lines				6,404	7,562	(15.3)%
U-verse Consumer VoIP Connections				3,440	3,942	(12.7)%
Total Retail Voice Connections				9,844	11,504	(14.4)%

	Third Quarter		Percent	Nine-Month Period		Percent
	2021	2020	Change	2021	2020	Change
Broadband Net Additions
Broadband	62	213	(70.9)%	232	102	—%
DSL	(33)	(39)	15.4%	(106)	(116)	8.6%
Total Broadband Net Additions	29	174	(83.3)%	126	(14)	—%

Mobility

Mobility provides nationwide wireless service and equipment.

Mobility Results
Dollars in millions
Unaudited	Third Quarter	Percent	Nine-Month Period	Percent
2021	2020	Change	2021	2020	Change
Operating Revenues
Service	$14,527	$13,883	4.6%	$42,921	$41,520	3.4%
Equipment	4,611	4,011	15.0%	14,187	10,925	29.9%
Total Operating Revenues	19,138	17,894	7.0%	57,108	52,445	8.9%

Operating Expenses
Operations and support	11,148	10,182	9.5%	33,077	29,083	13.7%
Depreciation and amortization	2,035	2,021	0.7%	6,072	6,078	(0.1)%
Total Operating Expenses	13,183	12,203	8.0%	39,149	35,161	11.3%
Operating Income	5,955	5,691	4.6%	17,959	17,284	3.9%
Equity in Net Income (Loss) of Affiliates	—	—	—%	—	—	—%
Operating Contribution	$5,955	$5,691	4.6%	$17,959	$17,284	3.9%

Operating Income Margin	31.1%	31.8%	(70)	BP	31.4%	33.0%	(160)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	September 30,	Percent
2021	2020	Change
Mobility Subscribers
Postpaid	80,249	75,969	5.6%
Postpaid phone	66,396	63,485	4.6%
Prepaid	19,028	18,100	5.1%
Reseller	6,263	6,708	(6.6)%
Connected Devices	90,979	75,967	19.8%
Total Mobility Subscribers	196,519	176,744	11.2%

Third Quarter	Percent	Nine-Month Period	Percent
2021	2020	Change	2021	2020	Change
Mobility Net Additions
Postpaid Phone Net Additions	928	645	43.9%	2,312	657	—%
Total Phone Net Additions	1,177	776	51.7%	2,942	880	—%

Postpaid	1,218	1,081	12.7%	3,197	954	—%
Prepaid	351	245	43.3%	927	365	—%
Reseller	(164)	(4)	—%	(357)	(252)	(41.7)%
Connected Devices	3,468	4,203	(17.5)%	10,194	9,976	2.2%
Total Mobility Net Additions	4,873	5,525	(11.8)%	13,961	11,043	26.4%

Postpaid Churn	0.92%	0.85%	7	BP	0.91%	0.99%	(8) BP
Postpaid Phone-Only Churn	0.72%	0.69%	3	BP	0.72%	0.80%	(8) BP

Business Wireline

Business Wireline provides advanced IP-based services, as well as traditional data services to business customers.

Results have been recast to characterize revenues as either service or equipment, consistent with the way we are managing the business unit.

Business Wireline Results
Dollars in millions
Unaudited	Third Quarter	Percent	Nine-Month Period	Percent
2021	2020	Change	2021	2020	Change
Operating Revenues
Service	$5,765	$6,079	(5.2)%	$17,497	$18,271	(4.2)%
Equipment	173	182	(4.9)%	539	561	(3.9)%
Total Operating Revenues	5,938	6,261	(5.2)%	18,036	18,832	(4.2)%

Operating Expenses
Operations and support	3,649	3,764	(3.1)%	11,068	11,365	(2.6)%
Depreciation and amortization	1,304	1,313	(0.7)%	3,875	3,900	(0.6)%
Total Operating Expenses	4,953	5,077	(2.4)%	14,943	15,265	(2.1)%
Operating Income	985	1,184	(16.8)%	3,093	3,567	(13.3)%
Equity in Net Income (Loss) of Affiliates	—	—	—%	—	—	—%
Operating Contribution	$985	$1,184	(16.8)%	$3,093	$3,567	(13.3)%

Operating Income Margin	16.6%	18.9%	(230)	BP	17.1%	18.9%	(180)	BP

Consumer Wireline

Consumer Wireline provides broadband, including fiber, and voice communication services primarily to residential customers.

Results have been recast to refine the allocation of shared infrastructure and deferred customer acquisition costs between Consumer Wireline and Video.

Consumer Wireline Results
Dollars in millions
Unaudited	Third Quarter	Percent	Nine-Month Period	Percent
2021	2020	Change	2021	2020	Change
Operating Revenues
Broadband	$2,290	$2,128	7.6%	$6,761	$6,329	6.8%
Legacy voice and data services	484	538	(10.0)%	1,507	1,679	(10.2)%
Other service and equipment	368	374	(1.6)%	1,112	1,194	(6.9)%
Total Operating Revenues	3,142	3,040	3.4%	9,380	9,202	1.9%

Operating Expenses
Operations and support	2,184	2,117	3.2%	6,298	5,924	6.3%
Depreciation and amortization	775	734	5.6%	2,306	2,176	6.0%
Total Operating Expenses	2,959	2,851	3.8%	8,604	8,100	6.2%
Operating Income	183	189	(3.2)%	776	1,102	(29.6)%
Equity in Net Income (Loss) of Affiliates	—	—	—%	—	—	—%
Operating Contribution	$183	$189	(3.2)%	$776	$1,102	(29.6)%

Operating Income Margin	5.8%	6.2%	(40)	BP	8.3%	12.0%	(370)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	September 30,	Percent
2021	2020	Change
Broadband Connections
Total Broadband and DSL Connections	14,180	14,102	0.6%
Fiber Broadband Connections	5,721	4,678	22.3%

Voice Connections
Retail Consumer Switched Access Lines	2,527	2,977	(15.1)%
U-verse Consumer VoIP Connections	2,843	3,361	(15.4)%
Total Retail Consumer Voice Connections	5,370	6,338	(15.3)%

Third Quarter	Percent	Nine-Month Period	Percent
2021	2020	Change	2021	2020	Change
Broadband Net Additions
Total Broadband and DSL Net Additions	6	158	(96.2)%	80	(17)	—%
Fiber Broadband Net Additions	289	357	(19.0)%	770	791	(2.7)%

Business Solutions

As a supplemental presentation to our Communications segment operating results, we are providing a view of our AT&T Business Solutions results which includes both wireless and fixed operations. This combined view presents a complete profile of the entire business customer relationship and underscores the importance of mobile solutions to serving our business customers.

Results have been recast to conform to the current period's classification of revenues.

Business Solutions Results
Dollars in millions
Unaudited	Third Quarter	Percent	Nine-Month Period	Percent
2021	2020	Change	2021	2020	Change
Operating Revenues
Wireless service	$2,059	$1,950	5.6%	$6,053	$5,784	4.7%
Wireline service	5,765	6,079	(5.2)%	17,497	18,271	(4.2)%
Wireless equipment	813	662	22.8%	2,384	1,957	21.8%
Wireline equipment	173	182	(4.9)%	539	561	(3.9)%
Total Operating Revenues	8,810	8,873	(0.7)%	26,473	26,573	(0.4)%

Operating Expenses
Operations and support	5,603	5,441	3.0%	16,815	16,447	2.2%
Depreciation and amortization	1,651	1,632	1.2%	4,903	4,862	0.8%
Total Operating Expenses	7,254	7,073	2.6%	21,718	21,309	1.9%
Operating Income	1,556	1,800	(13.6)%	4,755	5,264	(9.7)%
Equity in Net Income (Loss) of Affiliates	—	—	—%	—	—	—%
Operating Contribution	$1,556	$1,800	(13.6)%	$4,755	$5,264	(9.7)%

Operating Income Margin	17.7%	20.3%	(260)	BP	18.0%	19.8%	(180)	BP

WARNERMEDIA SEGMENT

The WarnerMedia segment develops, produces and distributes feature films, television, gaming and other content in various physical and digital formats globally. WarnerMedia content is distributed through basic networks, Direct-to-Consumer (DTC) or theatrical, TV content and games licensing. Segment results also include Xandr advertising and Otter Media Holdings. Additional information is provided as part of the earnings material on the company’s Investor Relations website.

Segment Results
Dollars in millions
Unaudited	Third Quarter		Percent	Nine-Month Period		Percent
	2021	2020	Change	2021	2020	Change
Segment Operating Revenues
Subscription	$3,988	$3,477	14.7%	$11,779	$10,142	16.1%
Content and other	3,053	2,318	31.7%	9,103	7,510	21.2%
Advertising	1,401	1,600	(12.4)%	4,877	4,236	15.1%
Total Segment Operating Revenues	8,442	7,395	14.2%	25,759	21,888	17.7%

Direct Costs
Programming	3,068	3,181	(3.6)%	10,996	8,638	27.3%
Marketing	1,096	655	67.3%	2,929	1,750	67.4%
Other	932	734	27.0%	2,599	2,329	11.6%
General and administrative	1,175	913	28.7%	3,084	3,027	1.9%
Depreciation and amortization	163	169	(3.6)%	491	494	(0.6)%
Total Operating Expenses	6,434	5,652	13.8%	20,099	16,238	23.8%
Operating Income	2,008	1,743	15.2%	5,660	5,650	0.2%
Equity in Net Income (Loss) of Affiliates	(73)	12	—%	44	31	41.9%
Total Segment Operating Contribution	$1,935	$1,755	10.3%	$5,704	$5,681	0.4%

LATIN AMERICA SEGMENT

The Latin America segment provides entertainment and wireless service outside of the U.S. Our international subsidiaries conduct business in their local currency and operating results are converted to U.S. dollars using official exchange rates. The Latin America segment contains two business units: Vrio and Mexico.

Segment Results
Dollars in millions
Unaudited	Third Quarter		Percent	Nine-Month Period		Percent
	2021	2020	Change	2021	2020	Change
Segment Operating Revenues
Vrio	$756	$753	0.4%	$2,248	$2,392	(6.0)%
Mexico	724	643	12.6%	2,043	1,826	11.9%
Total Segment Operating Revenues	1,480	1,396	6.0%	4,291	4,218	1.7%

Segment Operating Contribution
Vrio	105	(34)	—%	43	(101)	—%
Mexico	(130)	(143)	9.1%	(393)	(461)	14.8%
Total Segment Operating Contribution	$(25)	$(177)	85.9%	$(350)	$(562)	37.7%

Vrio

Vrio provides entertainment services to customers utilizing satellite technology in Latin America and the Caribbean. We agreed to sell our Vrio business and applied held-for-sale accounting in the second quarter of 2021.

Vrio Results
Dollars in millions
Unaudited	Third Quarter			Percent	Nine-Month Period			Percent
	2021	2020		Change	2021	2020		Change
Operating Revenues	$756	$753		0.4%	$2,248	$2,392		(6.0)%

Operating Expenses
Operations and support	660	675		(2.2)%	1,981	2,119		(6.5)%
Depreciation and amortization	—	126		—%	231	400		(42.3)%
Total Operating Expenses	660	801		(17.6)%	2,212	2,519		(12.2)%
Operating Income (Loss)	96	(48)		—%	36	(127)		—%
Equity in Net Income (Loss) of Affiliates	9	14		(35.7)%	7	26		(73.1)%
Operating Contribution	$105	$(34)		—%	$43	$(101)		—%

Operating Income Margin	12.7%	(6.4)%	1,910	BP	1.6%	(5.3)%	690	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					September 30,			Percent
					2021	2020		Change
Vrio Video Subscribers					10,142	10,893		(6.9)%

	Third Quarter			Percent	Nine-Month Period			Percent
	2021	2020		Change	2021	2020		Change
Vrio Video Net Additions	(178)	229		—%	(800)	(197)		—%

Mexico

Mexico provides wireless services and equipment to customers in Mexico.

Mexico Results
Dollars in millions
Unaudited	Third Quarter			Percent	Nine-Month Period			Percent
	2021	2020		Change	2021	2020		Change
Operating Revenues
Wireless service	$463	$385		20.3%	$1,349	$1,197		12.7%
Wireless equipment	261	258		1.2%	694	629		10.3%
Total Operating Revenues	724	643		12.6%	2,043	1,826		11.9%

Operating Expenses
Operations and support	697	662		5.3%	1,984	1,914		3.7%
Depreciation and amortization	157	124		26.6%	452	373		21.2%
Total Operating Expenses	854	786		8.7%	2,436	2,287		6.5%
Operating Income (Loss)	(130)	(143)		9.1%	(393)	(461)		14.8%
Equity in Net Income (Loss) of Affiliates	—	—		—%	—	—		—%
Operating Contribution	$(130)	$(143)		9.1%	$(393)	$(461)		14.8%

Operating Income Margin	(18.0)%	(22.2)%	420	BP	(19.2)%	(25.2)%	600	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					September 30,			Percent
					2021	2020		Change
Mexico Wireless Subscribers
Postpaid					4,781	4,710		1.5%
Prepaid					14,199	13,249		7.2%
Reseller					493	455		8.4%
Total Mexico Wireless Subscribers					19,473	18,414		5.8%

	Third Quarter			Percent	Nine-Month Period			Percent
	2021	2020		Change	2021	2020		Change
Mexico Wireless Net Additions
Postpaid	36	(61)		—%	85	(393)		—%
Prepaid	389	472		(17.6)%	441	(335)		—%
Reseller	2	30		(93.3)%	4	83		(95.2)%
Total Mexico Wireless Net Additions	427	441		(3.2)%	530	(645)		—%

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
September 30, 2021
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$19,138	$11,148	$7,990	$2,035	$5,955	$—	$5,955
Business Wireline	5,938	3,649	2,289	1,304	985	—	985
Consumer Wireline	3,142	2,184	958	775	183	—	183
Total Communications	28,218	16,981	11,237	4,114	7,123	—	7,123
WarnerMedia	8,442	6,271	2,171	163	2,008	(73)	1,935
Latin America
Vrio	756	660	96	—	96	9	105
Mexico	724	697	27	157	(130)	—	(130)
Total Latin America	1,480	1,357	123	157	(34)	9	(25)
Segment Total	38,140	24,609	13,531	4,434	9,097	$(64)	$9,033
Corporate and Other
Corporate	278	1,109	(831)	129	(960)
Video	2,149	1,731	418	44	374
Acquisition-related items	—	130	(130)	1,012	(1,142)
Certain significant items	—	161	(161)	—	(161)
Eliminations and consolidations	(645)	(546)	(99)	—	(99)
AT&T Inc.	$39,922	$27,194	$12,728	$5,619	$7,109

Three Months Ended
Dollars in millions
Unaudited
September 30, 2020
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$17,894	$10,182	$7,712	$2,021	$5,691	$—	$5,691
Business Wireline	6,261	3,764	2,497	1,313	1,184	—	1,184
Consumer Wireline	3,040	2,117	923	734	189	—	189
Total Communications	27,195	16,063	11,132	4,068	7,064	—	7,064
WarnerMedia	7,395	5,483	1,912	169	1,743	12	1,755
Latin America
Vrio	753	675	78	126	(48)	14	(34)
Mexico	643	662	(19)	124	(143)	—	(143)
Total Latin America	1,396	1,337	59	250	(191)	14	(177)
Segment Total	35,986	22,883	13,103	4,487	8,616	$26	$8,642
Corporate and Other
Corporate	628	1,175	(547)	65	(612)
Video	7,014	5,887	1,127	557	570
Acquisition-related items	—	38	(38)	1,921	(1,959)
Certain significant items	—	113	(113)	—	(113)
Eliminations and consolidations	(1,288)	(918)	(370)	—	(370)
AT&T Inc.	$42,340	$29,178	$13,162	$7,030	$6,132

SUPPLEMENTAL SEGMENT RECONCILIATION

Nine Months Ended
Dollars in millions
Unaudited
September 30, 2021
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$57,108	$33,077	$24,031	$6,072	$17,959	$—	$17,959
Business Wireline	18,036	11,068	6,968	3,875	3,093	—	3,093
Consumer Wireline	9,380	6,298	3,082	2,306	776	—	776
Total Communications	84,524	50,443	34,081	12,253	21,828	—	21,828
WarnerMedia	25,759	19,608	6,151	491	5,660	44	5,704
Latin America
Vrio	2,248	1,981	267	231	36	7	43
Mexico	2,043	1,984	59	452	(393)	—	(393)
Total Latin America	4,291	3,965	326	683	(357)	7	(350)
Segment Total	114,574	74,016	40,558	13,427	27,131	$51	$27,182
Corporate and Other
Corporate	1,065	3,482	(2,417)	194	(2,611)
Video	15,513	12,666	2,847	356	2,491
Acquisition-related items	—	167	(167)	3,212	(3,379)
Certain significant items	—	4,773	(4,773)	—	(4,773)
Eliminations and consolidations	(3,246)	(2,426)	(820)	—	(820)
AT&T Inc.	$127,906	$92,678	$35,228	$17,189	$18,039

Nine Months Ended
Dollars in millions
Unaudited
September 30, 2020
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$52,445	$29,083	$23,362	$6,078	$17,284	$—	$17,284
Business Wireline	18,832	11,365	7,467	3,900	3,567	—	3,567
Consumer Wireline	9,202	5,924	3,278	2,176	1,102	—	1,102
Total Communications	80,479	46,372	34,107	12,154	21,953	—	21,953
WarnerMedia	21,888	15,744	6,144	494	5,650	31	5,681
Latin America
Vrio	2,392	2,119	273	400	(127)	26	(101)
Mexico	1,826	1,914	(88)	373	(461)	—	(461)
Total Latin America	4,218	4,033	185	773	(588)	26	(562)
Segment Total	106,585	66,149	40,436	13,421	27,015	$57	$27,072
Corporate and Other
Corporate	1,751	3,256	(1,505)	254	(1,759)
Video	21,442	17,716	3,726	1,741	1,985
Acquisition-related items	—	431	(431)	6,122	(6,553)
Certain significant items	—	2,539	(2,539)	—	(2,539)
Eliminations and consolidations	(3,709)	(2,709)	(1,000)	(1)	(999)
AT&T Inc.	$126,069	$87,382	$38,687	$21,537	$17,150